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                              BRIDGEWAY FUND, INC.
                   BRIDGEWAY SOCIAL RESPONSIBILITY PORTFOLIO

                       Prospectus dated October 31, 1999
                      Date of Supplement: August 18, 2000

THE FOLLOWING IS ADDED TO THE COVER PAGE OF THE PROSPECTUS:

The Board of Directors has approved a resolution to "merge" the Bridgeway Social Responsibility Portfolio, a series of the Bridgeway Fund, Inc. into the Calvert Large Cap Growth Fund, a series of Calvert Impact Fund.

Bridgeway Social Responsibility Portfolio shareholders will be asked to vote on the proposed merger at a shareholder meeting on October 20, 2000 and must approve the transaction before any change may take place. If shareholders approve the transaction, shares of Bridgeway Social Responsibility Portfolio will be exchanged for an equal value of the Calvert Large Cap Growth Fund.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders of record on September 20 explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.